UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2016 (February 2, 2016)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2016, our shareowners approved an amendment to the Rockwell Automation, Inc. 2012 Long-Term Incentives Plan described in our proxy statement dated December 14, 2015 (the LTIP Amendment). Our Board of Directors adopted the LTIP Amendment on November 4, 2015, subject to approval by shareowners. Our 2012 Long-Term Incentives Plan (the 2012 Plan) was originally adopted by our Board of Directors on November 2, 2011 and approved by our shareowners on February 7, 2012. The 2012 Plan (as amended by the LTIP Amendment, the Amended 2012 Plan) is described in our proxy statement dated December 14, 2015 for the 2016 Annual Meeting of Shareowners.

The LTIP Amendment increases the maximum number of shares of common stock available for delivery by 5 million shares.

The Amended 2012 Plan permits the grant of a variety of awards to employees (including our named executive officers) and prospective employees, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares. The number of shares authorized for delivery under the original 2012 Plan is 6,800,000. The Amended 2012 Plan increases the aggregate number by 5 million shares. No awards may be granted under the Amended 2012 Plan after February 7, 2022.

The above description of the Amended 2012 Plan is not complete and is qualified in its entirety by reference to the Amended 2012 Plan, a copy of which is incorporated by reference as Exhibit 99 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of shareowners of the Company was held on February 2, 2016. The final results for each of the matters submitted to a vote of shareowners at the annual meeting are set forth below.

(b)	At the annual meeting, the shareowners:

(i)	voted to elect two directors of the Company to a term expiring in 2019. Each nominee was elected by a vote of the shareowners as follows:

	Affirmative Votes	Votes Withheld	Broker Nonvotes
William T. McCormick, Jr.	92,210,026	1,691,279	15,565,821
Keith D. Nosbusch	88,342,985	5,558,320	15,565,821

(Page 2 of 5 Pages)

(ii)	voted on a proposal to approve the selection by the Audit Committee of the Company’s Board of Directors of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016. The proposal was approved by a vote of the shareowners as follows:

Affirmative votes	107,534,392
Negative votes	1,709,237
Abstentions	223,497

(iii)	voted on a proposal to approve on an advisory basis the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the February 2, 2016 annual meeting. The proposal was approved on an advisory basis by a vote of the shareowners as follows:

Affirmative votes	85,540,715
Negative votes	4,824,447
Abstentions	3,536,142
Broker Nonvotes	15,565,822

(iv)	voted on a proposal to approve an amendment to our 2012 Long-Term Incentives Plan to increase the maximum number of shares available for delivery by 5 million shares. The proposal was approved by a vote of the shareowners as follows:

Affirmative votes	84,871,298
Negative votes	5,583,768
Abstentions	3,446,239
Broker Nonvotes	15,565,821

(v)	voted on a proposal to approve an amendment to our by-laws to add an exclusive forum provision. The proposal was approved by a vote of the shareowners as follows:

Affirmative votes	53,608,068
Negative votes	39,593,492
Abstentions	699,745
Broker Nonvotes	15,565,821

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.	Rockwell Automation, Inc. 2012 Long-Term Incentives Plan, as amended and restated through February 2, 2016, filed as Appendix A to the Company’s definitive Proxy Statement dated December 14, 2015, is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)

By	/s/Douglas M. Hagerman
Douglas M. Hagerman
Senior Vice President, General Counsel and Secretary

Date: February 5, 2016

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